UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2010

PRIVATEBANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	001-34066	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
120 S. LaSalle Ste. 400 Chicago, Illinois		60603 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 564-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company’s annual meeting of stockholders held on May 27, 2010, the following matters were submitted to and approved by a vote of the Company’s Stockholders:

(1)	The election of four Class III directors for a three-year term ending at the annual meeting of Stockholders to be held in 2013 or until their successors are duly elected and qualified:

Directors	Votes For	Votes Withheld	Broker Non-Votes
Robert F. Coleman	46,827,760	8,723,633	7,091,386
James M. Guyette	49,278,238	6,273,155	7,091,386
Collin E. Roche	48,516,748	7,034,645	7,091,386
William R. Rybak	49,612,855	5,938,538	7,091,386
(2)	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010

For	Against	Abstain
62,448,497	174,019	20,263
(3)	An advisory (non-binding) vote on 2009 executive compensation

For	Against	Abstain
45,253,705	16,398,426	990,648

(4)	The approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized shares of voting common stock
For	Against	Abstain
56,517,624	5,967,471	157,684

Of the 67.8 million shares eligible to vote as of the March 31, 2010, record date, more than 62.6 million votes, or approximately 92 percent of the total shares outstanding, were represented at the meeting. Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s announcement that its stockholders had approved each of the proposals submitted to them at the Company’s 2010 annual stockholders’ meeting, which is incorporated herein by reference.

Item 7.01                      REGULATION FD DISCLOSURE

On May 28, 2010, PrivateBancorp, Inc. announced that its board of directors declared a quarterly cash dividend of $0.01 per share payable on June 30, 2010 to stockholders of record on June 16, 2010. Attached as Exhibit 99.2 is a copy of the press release relating to the announcement, which is incorporated herein by reference.

Note: the information in this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit	Description
99.1	Press Release dated May 27, 2010 (furnished with the SEC as part of this Form 8-K)
99.2	Press Release dated May 28, 2010 (furnished with the SEC as part of this Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2010	PRIVATEBANCORP, INC.
By: /s/ Kevin M. Killips
Kevin M. Killips
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated May 27, 2010 (furnished with the SEC as part of this Form 8-K)
99.2	Press Release dated May 28, 2010 (furnished with the SEC as part of this Form 8-K)